                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 1995

                          WEBSTER FINANCIAL CORPORATION
                        ---------------------------------

             (Exact name of registrant as specified in its charter)

           Delaware                    0-15213                 06-1187536
          ----------                   --------                -----------
 (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)             File Number)          Identification No.)

                   Webster Plaza, Waterbury, Connecticut 06702
                   -------------------------------------------

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (203) 753-2921
                                                           ---------------
                   First Federal Plaza, Waterbury, Connecticut
               -------------------------------------------------
       06702 (Former name or former address, if changed since last report)

Item 2.           Acquisition or Disposition of Assets.

                  The Joint Proxy Statement/Prospectus (the "Joint Proxy Statement/Prospectus") contained in Webster Financial Corporation's Registration Statement on Form S-4 (Registration No. 33-61403) on the date said Registration Statement was declared effective by the SEC is attached hereto as Exhibit 2 and is incorporated herein by reference. Capitalized terms used but not defined herein have the meaning given them in the Joint Proxy Statement/Prospectus.

                  The proposed Merger described in the Joint Proxy Statement/ Prospectus pursuant to which Webster acquired Shelton was consummated on November 1, 1995. In accordance with the terms of the Merger Agreement, Webster issued 1,293,056 shares of its Common Stock as consideration for the Merger to the shareholders of Shelton.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Financial Statements of Businesses Acquired. The audited consolidated statements of condition of Shelton as of June 30, 1995 and 1994, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended June 30, 1995, are included in the Joint Proxy Statement/Prospectus attached hereto as
Exhibit 2, which statements are incorporated herein by reference.

                  The unaudited consolidated statement of condition of Shelton as of September 30, 1995 and the related consolidated statements of income, changes in stockholders' equity and cash flows for the three-month periods ended September 30, 1995 and 1994 are included in Shelton's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1995, which Form 10-Q is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

                  (b) Pro Forma Financial Information. The Webster/Shelton pro forma combined statements of income for the years ended December 31, 1994, December 31, 1993 and December 31, 1992 (unaudited) are included in the Joint Proxy Statement/Prospectus, attached hereto as Exhibit 2, which is incorporated herein by reference.

                  The unaudited statement of condition of Webster at September 30, 1995 and the related consolidated statements of income and cash flows for the nine-month periods ended September 30, 1995 and 1994 are included in Webster's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1995.

                  Set forth as follows is the Webster/Shelton pro forma combined statement of condition at September 30, 1995 (unaudited) and the related pro forma combined statement of income for the nine months ended September 30, 1995 (unaudited):

WEBSTER FINANCIAL CORPORATION
SHELTON BANCORP, INC.
PRO FORMA COMBINED STATEMENT OF CONDITION
SEPTEMBER 30, 1995
(Unaudited)

                                                         Webster         Shelton          Pro Forma      Pro Forma
                                                       (historical)    (historical)       Adjustments     Combined
                                                       -----------      ----------        -----------    -----------
                                                                                 (In Thousands)

ASSETS

Cash and Due from Depository Institutions...........   $    39,851       $   8,489          $  ---       $    48,340
Interest-bearing Deposits...........................        70,675           4,422             ---            75,097
Securities..........................................       131,410          39,183             ---           170,593
Mortgage-backed Securities..........................       929,321          13,401             ---           942,722
Loans Receivable, Net...............................     1,650,011         222,531             ---         1,872,542
Accrued Interest Receivable.........................        19,702           1,929             ---            21,631
Premises and Equipment, Net.........................        30,529           5,683             ---            36,212
Segregated Assets, Net..............................       116,365             ---             ---           116,365
Foreclosed Properties, Net..........................        18,144             657             ---            18,801
Core Deposits Intangible ...........................         4,916             ---             ---             4,916
Prepaid Expenses and Other Assets...................        23,671           2,042             ---            25,713
                                                       -----------      ----------          ------       -----------
    TOTAL ASSETS....................................   $ 3,034,595      $  298,337          $  ---       $ 3,332,932
                                                       ===========      ==========          ======       ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits............................................   $ 2,159,101      $  271,967             ---       $ 2,431,068
Federal Home Loan Bank Advances.....................       541,715           3,700             ---           545,415
Other Borrowings....................................       130,094             ---             ---           130,094
Advance Payments by Borrowers for Taxes
  and Insurance.....................................         7,453           1,312             ---             8,765
Accrued Expenses and Other Liabilities..............        42,403             514           2,060 (a)        44,977
                                                       -----------       ---------           -----       -----------
    Total Liabilities...............................     2,880,766         277,493           2,060         3,160,319
                                                       -----------       ---------           -----       -----------

SHAREHOLDERS' EQUITY

Common Stock.......................................             62           1,501          (1,487)(b)            76
Paid in Capital....................................         96,728           8,411             737 (b)       105,876
Retained Earnings..................................         63,702          11,682          (2,060)(b)        73,324
Less Treasury Stock at Cost........................         (3,207)           (750)            750 (b)        (3,207)
Less Employee Stock Ownership Plan
 Shares Purchased with Debt........................         (3,456)            ---             ---            (3,456)
                                                       -----------       ---------          ------       ------------
 Total Shareholders' Equity........................        153,829          20,844          (2,060)          172,613
                                                       -----------       ---------          ------        -----------
  TOTAL LIABILITIES AND

   SHAREHOLDERS' EQUITY............................    $ 3,034,595       $ 298,337          $  ---        $3,332,932
                                                       ===========       =========          ======        ==========



         The pro forma combined  statement of condition has not been adjusted to
reflect  any  of  the  improvements  in  operating   efficiencies  that  Webster
anticipates may occur in the future due to the Merger with Shelton.

WEBSTER FINANCIAL CORPORATION
SHELTON BANCORP, INC.
PRO FORMA COMBINED STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 1995
(Unaudited)


                                                          Webster         Shelton          Pro Forma
(In Thousands)                                         (historical)    (historical)        Combined
                                                       ------------    ------------       ----------
Interest Income:
  Loans and Segregated Assets.......................    $103,230         $  12,310        $ 115,540
  Mortgage-backed Securities........................      36,853               555           37,408
  Securities and Interest-bearing Deposits..........       6,838             2,004            8,842
                                                       ---------         ---------        ---------
    Total Interest Income...........................    $146,921           $14,869         $161,790

Interest Expense:
  Interest on Deposits..............................      64,885             7,923           72,808
  Interest on Borrowings............................      23,141               245           23,386
                                                       ---------         ---------        ---------
    Total Interest Expense..........................      88,026             8,168           96,194
                                                       ---------         ---------        ---------
  Net Interest Income...............................      58,895             6,701           65,596
Provision for Loan Losses...........................       1,080               315            1,395
                                                       ---------         ---------        ---------
  Net Interest Income After Provision for
   Loan Losses......................................      57,815             6,386           64,201

Noninterest Income:
  Fees and Service Charges..........................       9,795               795           10,590
  Gain on Sale of Loans, Net .......................       1,026                15            1,041
  Gain on Sale of Securities, Net...................       1,225                 5            1,230
  Other Noninterest Income..........................       2,039               457            2,496
                                                       ---------         ---------        ---------
    Total Noninterest Income........................      14,085             1,272           15,357
                                                       ---------         ---------        ---------
Noninterest Expenses:
  Salaries and Employee Benefits....................      25,519             2,365           27,884
  Occupancy Expense of Premises.....................       4,274               239            4,513
  Furniture and Equipment Expenses..................       4,129               394            4,523
  Federal Deposit Insurance Premiums................       2,984               288            3,272
  Foreclosed Property Expenses and
   Provisions, Net..................................       3,337                55            3,392
  Other Operating Expenses..........................      10,894             1,612           12,506
                                                       ---------         ---------        ---------
    Total Noninterest Expenses......................      51,137             4,953           56,090
                                                       ---------         ---------        ---------
Income Before Income Taxes..........................      20,763             2,705           23,468
Income Taxes........................................       6,385             1,054            7,439
                                                       ---------         ---------        ---------
Net Income .........................................      14,378             1,651           16,029
Preferred Stock Dividends...........................         972               ---              972
                                                       ---------         ---------        ---------
Net Income Available to Common Shareholders.........   $  13,406         $   1,651        $  15,057
                                                       =========         =========        =========

Net Income Per Common Share (c):
  Primary...........................................   $    2.40         $    1.18        $     2.19
                                                       =========         =========        ==========
  Fully Diluted.....................................   $    2.19         $    1.18        $     2.04
                                                       =========         =========        ==========


     The pro forma combined statement of income has not been adjusted to reflect any of the improvements in operating efficiencies that Webster anticipates may occur in the future due to the Merger with Shelton.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

(a) Represents the estimated merger costs that will be incurred by Webster and Shelton. These costs are not reflected in the Pro Forma Combined Statements of Income since these items do not have a continuing impact upon Webster. The following table summarizes the financial impact of the additional accruals as reflected in the Pro Forma Combined Statement of Financial Condition (in thousands):

         Compensation (severance and related costs)                               $  1,500
         Transaction costs (including investment bankers,
              attorneys and accountants)                                               650
         Computer conversion costs (including consultants and the

              transfer of customer records)                                            350
         Redundant data processing hardware and software                               125
         Miscellaneous expenses                                                        375
                                                                                  --------
         Total pre-tax adjustments                                                $  3,000
         Income tax effect                                                            (940)
                                                                                  --------
         Net after tax adjustments                                                $  2,060
                                                                                  ========


         All of the accrual adjustments noted above are deemed to be period costs and will be charged to the statement of income in the quarter in which the Merger is consummated.

(b) Represents the elimination of Shelton's historical aggregate $1.00 per share par value of $1.5 million, the issuance of Webster Stock at aggregate $0.01 per share par value of $14,000, the elimination of Shelton's Treasury Stock and the net effect on Paid in Capital.

(c) Pro Forma Combined Webster and Shelton Net Income per Common Share data have been determined based upon (i) the combined historical net income of Webster and Shelton and (ii) the combined historical weighted average common equivalent shares of Webster and Shelton. For purposes of this determination, Shelton's historical weighted average common shares outstanding were multiplied by the .92 Exchange Ratio.

                                      * * *

                  (c)      Exhibits.

                           2. Joint Proxy  Statement/Prospectus  included in the
Registrant's Registration Statement on Form S-4 (Registration No. 33-61403) as of the date such Registration Statement was declared effective by the SEC.

                           99.1. Shelton Bancorp,  Inc. Quarterly Report on Form
10-Q for the three month period ended September 30, 1995, filed with the SEC on October 30, 1995.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WEBSTER FINANCIAL CORPORATION
                                   -----------------------------
                                  (Registrant)


                                  /s/John V. Brennan
                                  ---------------------------------------
                                  John V. Brennan
                                  Executive Vice President, Chief Financial
                                     Officer and Treasurer

Date:  November 1, 1995

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